EXECUTION VERSION

AMENDMENT NO. 1 TO LOAN FINANCING AND SERVICING

AGREEMENT, dated as of September 18, 2026 (this “Amendment”), by and among PGIM PRIVATE CREDIT FUND ABL LLC, as borrower (the “Borrower”), PGIM PRIVATE CREDIT

FUND, as servicer (the “Servicer”) and as equityholder (the “Equityholder”), DEUTSCHE BANK AG, NEW YORK BRANCH (“DBNY”), as facility agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Facility Agent”), and DBNY, as an agent (in such capacity, an “Agent”) and as a committed lender (in such capacity, a “Lender”).

WHEREAS, the Borrower, the Servicer, the Equityholder, the Facility Agent, the Lenders and STATE STREET BANK AND TRUST COMPANY, as collateral agent and collateral custodian, are party to the Loan Financing and Servicing Agreement, dated as of May 5, 2026 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, the parties hereto have agreed to amend the Loan Agreement in accordance with Section 17.2 of the Loan Agreement and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement.

ARTICLE II

Amendments to the Loan Agreement

SECTION 2.1. As of the date of this Amendment, the Loan Agreement is hereby amended as follows:

(a)
to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Loan Agreement attached as Appendix A hereto; and
(b)
to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated

textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Exhibits and Schedules attached as Appendix B hereto.

ARTICLE III

Conditions to Effectiveness

SECTION 3.1. This Amendment shall become effective as of the date first written above upon the satisfaction of the following conditions:

(a)
the execution and delivery of this Amendment by each party hereto; and
(b)
all fees (including reasonable and documented fees, disbursements and other charges of counsel) due to the Lenders on or prior to the effective date of this Amendment shall have been paid in full.

ARTICLE IV

Representations and Warranties

SECTION 4.1. Each of the Borrower, the Servicer and the Equityholder hereby represents and warrants to the Facility Agent, the Agents and the Lenders that, as of the date first written above, (i) no Servicer Default, Event of Default or Unmatured Event of Default has occurred and is continuing and (ii) the representations and warranties contained in the Loan Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE V

Miscellaneous

SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND ANY DISPUTE, SUIT, ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, RELATING TO OR ARISING OUT OF THIS AMENDMENT, THE LOAN AGREEMENT (AS AMENDED) OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3. Ratification; No Waiver. Any actual currency exchanges that have occurred prior to this Amendment are ratified by the Borrower. Except as expressly amended hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Loan Agreement or any other agreement, or constitute a waiver of any provision under the Loan Agreement or any other agreement.

SECTION 5.4. Counterparts; Electronic Execution. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by email transmission shall be effective as delivery of a manually executed counterpart hereof. The parties agree that this Amendment may be executed and delivered by electronic signatures and that the electronic signatures (including signatures in accordance with the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act) appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility.

SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

PGIM PRIVATE CREDIT FUND ABL

LLC, as Borrower

By: /s/ Richard Gilbert

Name: Richard Gilbert

Title: Authorized Signatory

PGIM PRIVATE CREDIT FUND,

as Servicer and as Equityholder

By: /s/ Richard Gilbert

Name: Richard Gilbert

Title: Authorized Signatory

DEUTSCHE BANK AG, NEW YORK

BRANCH, as Facility Agent

By: /s/ Amit Patel

Name: Amit Patel

Title: Managing Director

By: /s/ Erica Flor

Name: Erica Flor

Title: Director

DEUTSCHE BANK AG, NEW YORK

BRANCH, as an Agent and as a Committed Lender

By: /s/ Amit Patel

Name: Amit Patel

Title: Managing Director

By: /s/ Erica Flor

Name: Erica Flor

Title: Director

APPENDIX A

Loan Agreement Amendments

EXECUTION VERSION

Conformed through Amendment No. 1 dated September 18, 2026

LOAN FINANCING AND SERVICING AGREEMENT

dated as of May 5, 2026

PGIM PRIVATE CREDIT FUND ABL LLC,

as Borrower

PGIM PRIVATE CREDIT FUND,

as Equityholder and as Servicer

THE LENDERS FROM TIME TO TIME PARTIES HERETO, DEUTSCHE BANK AG, NEW YORK BRANCH,

as Facility Agent

THE OTHER AGENTS PARTIES HERETO,

and

STATE STREET BANK AND TRUST COMPANY,

as Collateral Agent and as Collateral Custodian

EXHIBIT A Form of Note

EXHIBIT B Audit Standards EXHIBIT C-1 Form of Advance Request

EXHIBIT C-2 Form of Reinvestment Request

EXHIBIT C-3 Form of Electronic Asset Approval Request EXHIBIT C-4 Form of FX Reallocation Notice

EXHIBIT C-5 Form of Prepayment Notice

EXHIBIT C-6 Form of Electronic Asset Approval Notice EXHIBIT D Form of Monthly Report

EXHIBIT E Form of Joinder Agreement

EXHIBIT F-1 Authorized Representatives of Servicer EXHIBIT F-2 Request for Release and Receipt

EXHIBIT F-3 Request for Release of Request for Release and Receipt

EXHIBIT G-1 U.S. Tax Compliance Certificate (Foreign Lender - non-Partnerships) EXHIBIT G-2 U.S. Tax Compliance Certificate (Foreign Participant - non-Partnerships) EXHIBIT G-3 U.S. Tax Compliance Certificate (Foreign Participants - Partnerships) EXHIBIT G-4 U.S. Tax Compliance Certificate (Foreign Lenders - Partnerships) EXHIBIT H Schedule of Collateral Obligations Certification

SCHEDULE 1 Diversity Score Calculation

SCHEDULE 2-A Moody’s Industry Classification Group List SCHEDULE 2-B GICS 3 Industry Classification Group List SCHEDULE 3 Pre-Approved List

SCHEDULE 4 Schedule of Collateral Obligations SCHEDULE 5 Approved Valuation Firms

ANNEX A Notice Information ANNEX B Commitments

“Distribution Date” means the 20th calendar day of January, April, July and October of each year, or if such date is not a Business Day, the next succeeding Business Day, commencing in July 2026.

“Diversity Score” means, as of any day, a single number that indicates collateral concentration with respect to Eligible Collateral Obligations in terms of both issuer and industry concentration, calculated as set forth in Schedule 1 hereto, as such diversity scores shall be updated at the option of the Facility Agent in its sole discretion if Moody’s publishes revised criteria.

“Document Checklist” means an electronic or hard copy list delivered by the Borrower (or by the Servicer on behalf of the Borrower) to the Collateral Custodian that identifies each of the documents that have been included in or may be requested by any Agent to be included in each Collateral Obligation File whether such document is an original or a copy and whether a hard copy or electronic copy will be delivered to the Collateral Custodian related to a Collateral Obligation and includes the name of the Obligor with respect to such Collateral Obligation, in each case as of the related Cut-Off Date.

“DOL Regulations” means regulations promulgated by the U.S. Department of Labor at 29 C.F.R. § 2510.3 101, as modified by Section 3(42) of ERISA.

“Dollar(s)” and the sign “$” mean the lawful money of the United States of America. “Dollar Advance” means each Advance made in Dollars.

“Dollar Lender” means the Persons executing this Agreement (or an assignment hereof or a Joinder Agreement in accordance with Article XV) in the capacity of a “Dollar Lender”.

“EBITDA” means, with respect to any period and any Collateral Obligation, the meaning of “EBITDA,” “Adjusted EBITDA” or any comparable definition in the Underlying Instruments for each such Collateral Obligation. In any case that “EBITDA,” “Adjusted EBITDA” or such comparable definition is not defined in such Underlying Instruments, “EBITDA” shall mean an amount, for the related Obligor and any of its parents or Subsidiaries that are obligated with respect to such Collateral Obligation pursuant to its Underlying Instruments (determined on a consolidated basis without duplication in accordance with GAAP) equal to earnings from continuing operations for such period plus interest expense, income taxes, depreciation, amortization and, to the extent set forth on the related Asset Approval Request and approved by the Facility Agent on a Collateral Obligation by Collateral Obligation basis, any other non-cash charges and organization costs ~~deducted in determining earnings from continuing operations for  such period, and, to the extent approved by the Facility Agent on a Collateral Obligation by Collateral Obligation basis,~~, extraordinary losses in accordance with GAAP, one-time, non-recurring charges and costs and expenses reducing earnings and other extraordinary non-recurring costs and expenses for such period (to the extent deducted in determining earnings from continuing operations for such period). With respect to any Obligor for which four full fiscal quarters of economic data are not available, EBITDA shall be determined for such Obligor based on annualizing the economic data from the reporting periods actually available.

“EBITDA Adjustment Percentage” means, with respect to any Collateral Obligation, (a) the difference between (i) the EBITDA of the relevant Obligor minus (ii) the Unadjusted EBITDA divided by (b) the EBITDA of the relevant Obligor.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Advance Rate” means, as of any date of determination, (a) the Advances Outstanding on such date divided by (b) the sum of (i) the Adjusted Aggregate Eligible Collateral Obligation Balance on such date plus (ii) the amount of Principal Collections on deposit in the Principal Collection Account on such date.

“Effective Date” has the meaning set forth in Section 6.1.

“Effective Equity” means, as of any day, the greater of (x) the Aggregate Eligible Collateral Obligation Amount plus the amount of Principal Collections on deposit in the Principal Collection Account minus the Advances Outstanding and (y) $0.

“Eligible Account” means (i) a segregated trust account or (ii) a segregated direct deposit account, in each case, maintained with a securities intermediary or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short term deposit or commercial paper rating of at least A-1 by Standard & Poor’s and P-1 by Moody’s. In either case, such depository institution or trust company shall have been approved by the Facility Agent, acting in its reasonable discretion, by written notice to the Servicer. DBNY and State Street Bank and Trust Company are deemed to be depositary institutions or trust companies approved and acceptable to the Facility Agent.

“Eligible Collateral Obligation” means, on any Measurement Date, each Collateral Obligation that satisfies the following conditions (unless otherwise added or waived by the Facility Agent in its sole discretion):

(a) (i) the Facility Agent in its sole discretion has delivered an Asset Approval Notice with respect to such Collateral Obligation, which has been acknowledged and agreed by the Borrower, or (ii) such Collateral Obligation is (x) included on the Schedule of Collateral Obligations as of the Effective Date or (y) listed on the Pre-Approved List

(j)
the excess, if any, of the sum of the Collateral Obligation Amounts of all Eligible Collateral Obligations with respect to which the EBITDA for the prior twelve calendar months of the related Obligor is less than $10,000,000 over 20.0% of the Excess Concentration Measure; provided that, the sum of the Collateral Obligation Amounts of all Eligible Collateral Obligations with respect to which the EBITDA for the prior twelve calendar months of the related Obligor is less than $5,000,000 shall not exceed 10.0% of the Excess Concentration Measure;
(k)
the excess, if any, of the sum of the Collateral Obligation Amounts of all Eligible Collateral Obligations denominated in an Eligible Currency other than Dollars over 25.0% of the Excess Concentration Measure; ~~and~~
(l)
the excess, if any, of the sum of the Collateral Obligation Amounts of all Eligible Collateral Obligations with an Obligor domiciled in an Eligible Jurisdiction other than the United States or any State thereof (including the District of Columbia) over 25.0% of the Excess Concentration Measure; provided that, the sum of the Collateral Obligation Amounts of all Eligible Collateral Obligations with an Obligor domiciled in an Eligible Jurisdiction other than the United States or any State thereof (including the District of Columbia), Canada, the United Kingdom and Germany, shall not exceed, in the aggregate, 20.0% of the Excess Concentration Measure.;
(m)
the excess, if any, of the sum of the Collateral Obligation Amounts of all Eligible Collateral Obligations that are Software Loans over 20.0% of the Excess Concentration Measure; and
(n)
the excess, if any, of the sum of the Collateral Obligation Amounts of all Eligible Collateral Obligations with an EBITDA Adjustment Percentage greater than 35.0% over 25.0% of the Excess Concentration Measure.

“Excess Concentration Measure” means (a) as of any date of determination during any Ramp-Up Period, the Target Portfolio Amount and (b) otherwise, (i) the Aggregate Eligible Collateral Obligation Amount plus (ii) all amounts on deposit in the Principal Collection Account.

“Excess Unqualified Hedging Obligation” means, as of any date of determination, any Fixed Rate Collateral Obligation counted as “excess” pursuant to clause (d) of the definition of “Excess Concentration Amount”.

“Excluded Amounts” means, as of any date of determination, (i) any amount deposited into the Collection Account with respect to any Collateral Obligation, which amount is attributable to the reimbursement of payment by the Borrower of any Tax, fee or other charge imposed by any Official Body on such Collateral Obligation or on any Related Security, (ii) any interest or fees (including origination, agency, structuring, management or other up-front fees) that are for the account of the applicable Person from whom the Borrower purchased such Collateral Obligation, (iii) any reimbursement of insurance premiums, (iv) any escrows relating to Taxes, insurance and other amounts in connection with Collateral Obligations which are held in an escrow account for the benefit of the Obligor and the secured party pursuant to escrow arrangements under Underlying Instruments and (v) any amount deposited into the Collection Account in error (including any amounts relating to any portion of an asset sold by the Borrower and occurring after the date of such sale).

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in the Obligations pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Obligations (other than pursuant to an assignment request by the Borrower under Section 17.17) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 4.3, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 4.3(f) and (d) any withholding Taxes imposed under FATCA.

“Extension Request” has the meaning set forth in Section 2.6. “Facility Agent” has the meaning set forth in the Preamble.

“Facility Amount” means (a) prior to the end of the Revolving Period,

$~~100,000,000~~200,000,000, unless this amount is permanently reduced pursuant to Section 2.5 or increased pursuant to Section 2.8, in which event it means such lower or higher amount and (b) from and after the end of the Revolving Period, the aggregate principal amount of all the Advances Outstanding.

“Facility Termination Date” means the earliest of (i) the two-year anniversary of the last day of the Revolving Period, (ii) the date on which the term of the Equityholder’s existence ends and (iii) the effective date on which the facility hereunder is terminated pursuant to Section 13.2.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), and any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Official Bodies and implementing such Sections of the Code.

“Federal Funds Rate” means, for any period, the greater of (a) 0.00% and (b) a fluctuating rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a

“GBP Advance” means each Advance made in GBP.

“GBP Lender” means the Persons executing this Agreement (or an assignment hereof or a Joinder Agreement in accordance with Article XV) in the capacity of a “GBP Lender”.

“GBSA” means the German Act on the Ring-fencing of Risks and for the Recovery and Resolution Planning for Credit Institutions and Financial Groups (Gesetz zur Abschirmung von Risiken und zur Planung der Sanierung und Abwicklung von Kreditinstituten und Finanzgruppen) of 7 August 2013 (commonly referred to as the German Bank Separation Act) (Trennbankengesetz), as amended.

“GICS 3 Industry Classification” means the GICS 3 Industry Classifications set forth in Schedule 2-B, as such industry classifications shall be updated at the option of the Facility Agent in its sole discretion if S&P publishes revised industry classifications.

“Hazardous Materials” means all materials subject to any Environmental Law, including materials listed in 49 C.F.R. § 172.101, materials defined as hazardous pursuant to § 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, flammable, explosive or radioactive materials, hazardous or toxic wastes or substances, lead-based materials, petroleum or petroleum distillates or asbestos or material containing asbestos, polychlorinated biphenyls, radon gas, urea formaldehyde and any substances classified as being “in inventory”, “usable work in process” or similar classification that would, if classified as unusable, be included in the foregoing definition.

“Hedge Breakage Costs” means, with respect to each Hedge Counterparty upon the early termination of any Hedge Transaction with such Hedge Counterparty, the net amount, if any, payable by the Borrower to such Hedge Counterparty for the early termination of that Hedge Transaction or any portion thereof.

“Hedge Counterparty” means (a)(i) DBNY and its affiliates, (ii) Macquarie Group and its affiliates, (iii) Nomura Group and its affiliates, (iv) The Commonwealth Bank of Australia and its affiliates, (v) Natixis and its affiliates and (vi) Sumitomo Mitsui Banking Corporation and its affiliates; provided that, the Persons described in the foregoing clauses (ii) through (vi) shall not require the written approval of the Facility Agent pursuant to the following clause (b)(i)(x) so long as such entity satisfies the rest of the criteria set forth in the following clauses (b)(i) and (b)(ii); and (b) any other entity that (i) on the date of entering into any Hedge Transaction (x) is an interest rate swap dealer that has been approved in writing by the Facility Agent, and (y) has a long-term unsecured debt rating of not less than “A” by S&P, not less than “A2” by Moody’s and not less than “A” by Fitch (if such entity is rated by Fitch) (the “Long-term Rating Requirement”) and a short-term unsecured debt rating of not less than “A-1” by S&P, not less than “P-1” by Moody’s and not less than “Fl” by Fitch (if such entity is rated by Fitch) (the “Short-term Rating Requirement”), and (ii) in a Hedging Agreement (x) consents to the assignment hereunder of the Borrower’s rights under the Hedging Agreement to the Facility Agent on behalf of the Secured Parties and (y) agrees that in the event that Moody’s, S&P or Fitch reduces its long-term unsecured debt rating below the Long-term Rating Requirement or reduces it short-term debt rating below the Short-term Rating Requirement, it shall either

“Minimum Diversity Test” means a test that will be satisfied on any date of determination if the Diversity Score of all Eligible Collateral Obligations included in the Collateral is equal to or greater than (i) during the initial Ramp-Up Period only, 6 and (ii) otherwise, 10.

“Minimum Equity Test” means a test that will be satisfied on any date of determination if the Effective Equity is at least equal to the greater of (a) $25,000,000 and (b) the sum of the Collateral Obligation Amounts of the four (4) largest Eligible Obligors with Collateral Obligations constituting the highest aggregate Collateral Obligation Amounts.

“Minimum Weighted Average Coupon Test” means a test that will be satisfied on any date of determination if the Weighted Average Coupon of all Eligible Collateral Obligations that are Fixed Rate Collateral Obligations included in the Collateral on such date is equal to or greater than 6.00%.

“Minimum Weighted Average Spread Test” means a test that will be satisfied on any date of determination if the Weighted Average Spread of all Eligible Collateral Obligations included in the Collateral on such date is equal to or greater than 4.00%.

“Monthly Report” means a monthly report in the form of Exhibit D prepared as of the close of business on each Reporting Date.

“Moody’s” means Moody’s Investors Service, Inc., or any successor thereto.

“Moody’s Industry Classification” means the industry classifications set forth in Schedule 2-A, as such industry classifications shall be updated at the option of the Facility Agent in its sole discretion if Moody’s publishes revised industry classifications.

“Multiemployer Plan” means a multiemployer plan, as defined in Section 3(37) or Section 4001(a)(3) of ERISA, as applicable, in respect of which the Borrower or any ERISA Affiliate has or could have any obligation or liability, contingent or otherwise.

“Non-Disputable Collateral Obligation” means, at any time, any Collateral Obligation (i) that is not a First Lien Loan, (ii) subject to a Non-Disputable Revaluation Event, (iii) the Leverage Multiple thereof becomes 3.00x (or more) higher than the Original Leverage Multiple thereof, (iv) the related Obligor has an EBITDA for the prior twelve calendar months less than

$10,000,000, (v) the Leverage Multiple thereof exceeds 8.00x ~~or~~, (vi) subject to either of the last ~~proviso~~two provisos to Section 2.7(b) or (vii) that is a Software Loan.

“Non-Disputable Revaluation Event” means any (a) Revaluation Event due to the occurrence a Material Modification (Waiver/Deferral); provided that, this clause (a) shall not apply to the first Material Modification (Waiver/Deferral) occurring with respect to such Collateral Obligation or (b) Revaluation Event pursuant to clause (a), clause (b) (but only with respect to clauses (a), (c) and (e) of the definition of Material Modification) or clause (c) (solely to the extent the applicable financial reporting information remains undelivered) of the definition thereof.

Collateral Obligation (after giving effect to the shorter of (x) any applicable grace period thereunder and (y) thirty (30) calendar days) and (ii) no less frequently than quarterly;

(d)
with respect to any Enterprise Value Loan, the Leverage Multiple with respect to such Collateral Obligation becomes more than 1.00x higher than the Original Leverage Multiple thereof;
(e)
the related Obligor undergoes a merger, acquisition or other restructuring or such Collateral Obligation becomes the subject of an offer, exchange or tender by the related Obligor;
(f)
the Borrower sells or otherwise disposes of a portion of such Collateral Obligation at a price (as a percentage of par) less than the lesser of (i) 97.0% and (ii) the currently assigned Discount Factor;
(g)
~~reserved;~~
(g)
the Servicer (or an Affiliate thereof) has an internal valuation mark for such Collateral Obligation (expressed as a percentage of par) below the higher of (i) 65.0% of par or (ii) the lower of (x) 87.5% of par and (y) the currently assigned Discount Factor multiplied by the Purchase Price (expressed as a percentage of par) thereof;
(h)
the occurrence of a financial covenant breach or an event of default under the related Underlying Instruments with respect to such Collateral Obligation, regardless of any related waiver, modification or amendment of such Underlying Instruments; or
(i)
such Collateral Obligation ceases to have either (x) a rating by Standard & Poor’s of “CCC” or above or (y) a Moody’s probability of default rating (as published by Moody’s) of “Caa2” or above but only to the extent such Collateral Obligation had such rating on the related Cut-Off Date;

provided that, with respect to any Collateral Obligation, the Facility Agent may in its sole discretion include custom revaluation events other than those included in the definition of “Revaluation Event” as a condition of its approval of any Collateral Obligation, as noted in the related Asset Approval Notice.

“Revolving Loan” means a Collateral Obligation that specifies a maximum aggregate amount that can be borrowed by the related Obligor and permits such Obligor to re-borrow any amount previously borrowed and subsequently repaid during the term of such Collateral Obligation.

“Revolving Period” means the period of time starting on the Effective Date and ending on the earliest to occur of (i) the three-year anniversary of the Effective Date or, if such date is extended pursuant to Section 2.6, the date mutually agreed upon by the Borrower and the Facility Agent, (ii) the date on which the Commitments are terminated in full pursuant to Section 2.5,

(iii)
the occurrence of an Event of Default, (iv) the date on which PGIM Private Credit Fund ceases to be a “business development company” within the meaning of the 1940 Act and (v) the

“Software Loan” means any Collateral Obligation (a) with an Obligor that is classified within “Software” under the GICS 3 Industry Classification or (b) as otherwise determined and assigned by the Facility Agent in its sole discretion in the related Asset Approval Notice.

“SONIA” means, with respect to any Business Day, a rate per annum equal to the Sterling Overnight Index Average for such Business Day published by the SONIA Administrator on the SONIA Administrator’s Website.

“SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average).

“SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time.

“SR Lender” means each Lender that is subject to the EU Securitization Rules. “Standard & Poor’s” or “S&P” means Standard & Poor’s Ratings Services, a Standard &

Poor’s Financial Services LLC business, and any successor or successors thereto.

“Structured Finance Obligation” means any obligation issued by a special purpose entity and secured directly by, referenced to, or representing ownership of, a pool of receivables or other financial assets of any obligor, including (but not limited to) collateralized debt obligations, collateralized loan obligations, asset backed securities and mortgage backed securities or any resecuritization thereof or any similar obligation deemed to be a “Structured Finance Obligation” for regulatory purposes by the Facility Agent in its reasonable discretion.

“Subsidiary” means, with respect to any Person, a corporation, partnership or other entity of which such Person and/or its other Subsidiaries own, directly or indirectly, such number of outstanding shares or interests as have more than 50% of the ordinary voting power for the election of directors, managers or general partners, as applicable.

“Substituted Collateral Obligation” means, with respect to any Accrual Period, any Warranty Collateral Obligation with respect to which the Equityholder has substituted in a replacement Eligible Collateral Obligation pursuant to Section 7.11 and the Sale Agreement.

“Supported QFC” has the meaning set forth in Section 17.20.

“Tangible Net Worth” means, with respect to any Person, the consolidated assets minus the consolidated liabilities of such Person and its consolidated Subsidiaries calculated in accordance with GAAP after subtracting therefrom the aggregate amount of the intangible assets of such Person and its consolidated Subsidiaries, including, without limitation, goodwill, franchises, licenses, patents, trademarks, tradenames, copyrights and service marks.

“Target Portfolio Amount” means, as of any date of determination,

$~~142,500,000~~285,000,000; provided that, the Target Portfolio Amount shall be adjusted on each be executed and delivered in connection with this Agreement, specifically excluding from the foregoing, however, Underlying Instruments delivered in connection with this Agreement.

“Transparency Technical Standards” means Commission Delegated Regulation (EU) 2020/1224 and Commission Implementing Regulation (EU) 2020/1225, together with any other guidelines and technical standards published in relation thereto, in each case, as amended and in effect from time to time.

“UCC” means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions.

“UK AIFM Regulations” means the UK Alternative Investment Fund Managers Regulations 2013.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted EBITDA” means, with respect to any period and any Collateral Obligation, for the related Obligor and any of its parents or Subsidiaries that are obligated with respect to such Collateral Obligation pursuant to its Underlying Instruments (determined on a consolidated basis without duplication in accordance with GAAP), an amount equal to earnings from continuing operations for such period plus interest expense, income taxes, depreciation, and amortization.

“Underlying Instrument” means the loan agreement, credit agreement or other customary agreement pursuant to which a Collateral Obligation has been created or issued and each other agreement that governs the terms of or secures the obligations represented by such Collateral Obligation or of which the holders of such Collateral Obligation are the beneficiaries.

“Undrawn Fee” means a fee payable pursuant to Section 3.1(b) for each day of the related Accrual Period equal to the product of (a) the difference of (i) the Facility Amount on such day minus (ii) the aggregate Advances Outstanding on such day multiplied by (b) the Undrawn Fee Rate on such day multiplied by (c) 1/360.

“Undrawn Fee Rate” has the meaning set forth in the Fee Letter.

“Unmatured Event of Default” means any event that, if it continues uncured, will, with lapse of time or notice or lapse of time and notice, constitute an Event of Default.

“Unmatured Servicer Default” means any event that, if it continues uncured, will, with lapse of time or notice or lapse of time and notice, constitute a Servicer Default.

“USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107 56.

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.

“U.S. Special Resolution Regimes” has the meaning set forth in Section 17.20. “U.S. Tax Compliance Certificate” has the meaning set forth in Section 4.3(f).

“Valuation Cap” means, with respect to any applicable Collateral Obligation for purposes of Section 2.7(c), the lowest of (i) the Purchase Price paid by the Borrower for such Collateral Obligation, (ii) the fair market value of such Collateral Obligation on the Servicer’s books and records and (iii) the Discount Factor determined by the Facility Agent pursuant to Section 2.7(a) with respect to such Collateral Obligation.

“Valuation Revaluation Event” means any Revaluation Event pursuant to clause (g) of the definition thereof.

“Valuation Standard” means one or a combination of customary and usual valuation methodologies generally accepted in the pricing and valuation market to derive a fair assessment of the current “fair value” of a Collateral Obligation as specified below and without regard to any compensation received from, or agency relationship with, any Person; provided that, such fair value shall be based on the most recent financial reporting and/or any other customary financial and other information with respect to such Collateral Obligation including, without limitation, the following: (i) the financial performance of the Obligor of such Collateral Obligation; (ii) a fundamental analysis which may be based on discounted cash flow and a multiples-based approach based on comparable companies in the relevant sector or another generally accepted methodology for valuing companies in the relevant sector and (iii) the current market environment (e.g., quoted trading levels on the Collateral Obligation (if available) and the relative trading levels and yields for debt instruments of comparable companies). For purposes of this definition, “fair value” is defined as the price that would be received when selling a Collateral Obligation in an orderly transaction between market participants on the date of measuring such a value.

“Variable Funding Asset” means any Revolving Loan or other asset that by its terms may require one or more future advances to be made to the related Obligor by any lender thereon or owner thereof.

“Volcker Rule” means Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder.

an Extension Request in writing not later than thirty (30) days following receipt of such Extension Request, and if any Lender does not respond in writing by the end of such thirty (30) day period it shall be deemed to have denied such Extension Request. To the extent any Lender does not agree to any such extension of the Revolving Period, each extending Lender shall have the right (but not the obligation) to purchase the Commitment of such declining Lender, and such declining Lender agrees to assign its Commitment to each such extending Lender. To the extent multiple extending Lenders exercise this option, the Commitment of the declining Lender shall be allocated to such extending Lenders pro rata.

Section 2.7 Calculation of Discount Factor.

(a)
In connection with the purchase of each Collateral Obligation and prior to such Collateral Obligation being purchased by the Borrower and included in the Collateral, the Facility Agent will assign (in its sole discretion) a Discount Factor for such Collateral Obligation, which Discount Factor shall remain effective for such Collateral Obligation except as provided below in this Section 2.7.
(b)
If a Revaluation Event occurs with respect to any Collateral Obligation, the Discount Factor of such Collateral Obligation may be amended by the Facility Agent, in its sole discretion; provided that, in the event of a Revaluation Event pursuant to clause (d) of the definition thereof with respect to a Collateral Obligation (i) that has a then-current Leverage Multiple no greater than 2.00x higher than the Original Leverage Multiple thereof, (ii) that has not been subject to any other Revaluation Event prior to this one and (iii) for which the related Obligor has an EBITDA for the prior twelve calendar months greater than or equal to

$7,500,000, then the Discount Factor of such Collateral Obligation shall not be decreased by a percentage greater than the difference (expressed as a percentage) between (x) 1 minus (y)(A) the Original Leverage Multiple of such Collateral Obligation divided by (B) the then-current Leverage Multiple of such Collateral Obligation; provided further that, upon ~~(x) the occurrence  of any subsequent Revaluation Event with respect to such Collateral Obligation or (y)~~ the then-current Leverage Multiple of such Collateral Obligation exceeding the Original Leverage Multiple thereof by more than 2.00x, the foregoing proviso shall cease to apply; provided further that, in the event of a Valuation Revaluation Event, then (x) if such Collateral Obligation has an internal valuation mark (expressed as a percentage of par) greater than or equal to 65.0%, the Discount Factor of such Collateral Obligation shall automatically be amended to the lower of (1) 100.0% and (2) such internal valuation mark divided by the related Purchase Price (expressed as a percentage of par) and (y) if such Collateral Obligation has an internal valuation mark (expressed as a percentage of par) less than 65.0%, the Discount Factor of such Collateral Obligation may be amended by the Facility Agent in its sole discretion; provided further that, in the event of a Revaluation Event pursuant to clause (f) of the definition thereof, then (x) if such Collateral Obligation was sold at a price (as a percentage of par) greater than 75%, the Discount Factor of such Collateral Obligation may be amended by the Facility Agent to a price no less than the price (as a percentage of par) at which the relevant portion of such Collateral Obligation was sold and (y) if such Collateral Obligation was sold at a price (as a percentage of par) less than or equal to 75%, the Discount Factor of such Collateral Obligation may be amended by the Facility Agent in its sole discretion. Notwithstanding the foregoing or anything herein to the contrary, upon the occurrence of any subsequent Revaluation Event with respect to a Collateral

Obligation, the Discount Factor thereof may be amended by the Facility Agent in its sole discretion.

(c)
Subject to clause (d) below, if the Discount Factor of any Collateral Obligation (other than a Non-Disputable Collateral Obligation) is amended by the Facility Agent pursuant to the foregoing clause (b), the Servicer may dispute the same at its expense by (x) notifying the Facility Agent in writing of its intent to dispute within thirty (30) days after the effectiveness of such amended Discount Factor and (y) retaining an Approved Valuation Firm to re-determine the Discount Factor of such Collateral Obligation in accordance with the Valuation Standard and providing written notice to the Facility Agent attaching a copy of such re-determined Discount Factor within sixty (60) days after the effectiveness of such amended Discount Factor and, upon the Facility Agent’s receipt of such notice, the valuation of the Discount Factor re-determined by the Approved Valuation Firm retained by the Servicer (such valuation not to exceed the Valuation Cap) shall automatically constitute the Discount Factor of such Collateral Obligation; provided that, once the Servicer has notified the Facility Agent that an Approved Valuation Firm has been selected pursuant to this clause (c), such Approved Valuation Firm may not be changed with respect to the applicable Collateral Obligation without the prior written consent of the Facility Agent. Notwithstanding the foregoing or anything herein to the contrary (i) the Facility Agent may, at the expense of the Servicer, engage and obtain a valuation from any alternative Approved Valuation Firm at any time in connection with any dispute, re-determination or re-calculation pursuant to this clause (c), as applicable; and (ii) if the Facility Agent delivers written notice to the Servicer setting forth the valuation from any alternative Approved Valuation Firm selected by the Facility Agent, the average of such valuation and the valuation most recently provided by or on behalf of the Servicer (such average not to exceed the Valuation Cap) shall automatically constitute the amended Discount Factor upon delivery of such notice. Any Discount Factor in effect and re-determined or re-calculated pursuant to this clause (c), as applicable, shall be re-calculated (x) by the Facility Agent pursuant to the foregoing clause (b) upon the occurrence of a subsequent Revaluation Event with respect to the applicable Collateral Obligation and (y) otherwise, every six (6) months at the expense of the Servicer (1) by the Servicer’s Approved Valuation Firm if the Facility Agent has not obtained a valuation from an alternative Approved Valuation Firm pursuant to this clause (c) or (2) if the Facility Agent has obtained a valuation from an alternative Approved Valuation Firm pursuant to this clause (c), by the Servicer’s Approved Valuation Firm and the Facility Agent’s Approved Valuation Firm, as the average thereof (such valuation or such average, as applicable and in each case, not to exceed the Valuation Cap); provided that, if no such re-determined Discount Factor is provided by the Servicer’s Approved Valuation Firm with respect to any six-month period, the Discount Factor of such Collateral Obligation shall thereafter be the Discount Factor determined by the Facility Agent in its sole discretion.
(d)
Notwithstanding the foregoing or anything herein to the contrary, the Discount Factor of any Collateral Obligation that becomes a Non-Disputable Collateral Obligation, including any Collateral Obligation previously subject to dispute pursuant to the foregoing clause (c), shall be as determined by the Facility Agent in its sole discretion.
(e)
The Facility Agent shall provide to the Borrower and the Servicer written notice of any revised Discount Factor determined pursuant to this Section 2.7. To the extent the Servicer has actual knowledge or has received notice of any Revaluation Event with

Annex B

Lender	Facility Amount
Deutsche Bank AG, New York Branch	$~~100,000,000~~20
0,000,000
Total:	$~~100,000,000~~20
0,000,000

APPENDIX B

Exhibits and Schedules Amendments

Conformed through Amendment No. 1 dated September 18, 2026

SCHEDULES AND EXHIBITS TO

LOAN FINANCING AND SERVICING AGREEMENT

Dated as of May 5, 2026

(PGIM PRIVATE CREDIT FUND ABL LLC) EXHIBITS

EXHIBIT A EXHIBIT B EXHIBIT C-1 EXHIBIT C-2 EXHIBIT C-3 EXHIBIT C-4 EXHIBIT C-5 EXHIBIT C-6 EXHIBIT D EXHIBIT E EXHIBIT F-1 EXHIBIT F-2 EXHIBIT F-3 EXHIBIT G-1 EXHIBIT G-2

Form of Note Audit Standards

Form of Advance Request Form of Reinvestment Request

Form of Electronic Asset Approval Request Form of FX Reallocation Notice

Form of Prepayment Notice

Form of Electronic Asset Approval Notice Form of Monthly Report

Form of Joinder Agreement Authorized Representatives of Servicer Request for Release and Receipt

Request for Release of Request for Release and Receipt

U.S. Tax Compliance Certificate (Foreign Lender - non-Partnerships)

U.S. Tax Compliance Certificate (Foreign Participant - non-Partnerships)

EXHIBIT G-3 U.S. Tax Compliance Certificate (Foreign Participants - Partnerships)

EXHIBIT G-4 U.S. Tax Compliance Certificate (Foreign Lenders - Partnerships)

EXHIBIT H Schedule of Collateral Obligations Certification

SCHEDULE 1

SCHEDULES

Diversity Score Calculation

SCHEDULE 2-A Moody’s Industry Classification Group List

SCHEDULE 2-B GICS 3 Industry Classification Group List

SCHEDULE 3

SCHEDULE 4

Pre-Approved List

Schedule of Collateral Obligations

SCHEDULE 5 Approved Valuation Firms

EXHIBIT B

AUDIT STANDARDS

1.
Collateral Monitoring

a.
On an annual basis, select a random sample size of 15 credit files (15 separate Obligors including the 5 largest Loans) from the three (3) most recent month-end loan tapes supporting the three most recent Monthly Reports (attempt to select from positions that were not previously tested) to reach 50% of the portfolio. Test that the data reported on the loan tape agrees to the following source documentation: public information (i.e. Bloomberg), information included within the credit files (i.e. contracts) and, the system of record. This data should at a minimum include:
-
Loan balance
-
Eligible Currency
-
Eligible Jurisdiction
-
Ownership %
-
Tranche size
-
Purchase price of assets
-
Confirm each loan is current on interest and principal
-
Note any covenant breaches
-
Loan type and Lien position
-
Maturity date
-
Pricing (floating / fixed)
-
If floating, applicable index and index floor (if any)
-
Current Cash Pay %
-
Date of Financials used for financial metrics
-
Last 12 months EBITDA (and related EBITDA Adjustment Percentage) (as reported in each fiscal quarter)
-
EBITDA Adjustment Percentage as of the applicable Cut Off Date (for Collateral Obligations with a Cut-Off Date after September 18, 2026)
-
Debt/EBITDA
-
Leverage Multiple / Original Leverage Multiple
-
Discount Factor
-
Material Modifications (obtain and review all amendments since the position was added to the facility to confirm this. If a Material Modification occurred, was it properly reported to the Lender?)
-
If a Related Collateral Obligation, the related Variable Funding Asset owned by the applicable Affiliate of the Borrower, the Servicer or the Equityholder is in good standing
-
Revaluation Events (if a Revaluation Event occurred, was it properly reported to the Lender?)
-
Agency rating (if publicly rated)
-
Industry
-
Settlement date (compare to trade ticket or assignment and assumption agreement, ideally the assignment would be received directly from the custodian)

-
For Deferrable Collateral Obligations: current PIK interest % and cash pay interest rate (and cash interest payment frequency)
-
The internal valuation of such Loan by the Servicer (or applicable Affiliate)
b.
For each of the 15 eligible sample items above, (x) discuss with management and include in your report the source of management’s pricing~~. Review~~; review the most recent support on file for pricing and confirm it agrees with management’s explanation.; and (y) review the most recent support on file (including, but not limited to third-party valuation reports or books and records of the Servicer (or applicable Affiliate)) for the internal valuation of the Servicer (or such Affiliate, as applicable) and confirm it agrees as reported in the MS Excel File and Monthly Report.
c.
For each of the 15 eligible sample items above, review the related electronic Asset Approval Request to note each sample item accurately reflects the contents of the related electronic Asset Approval Request, as applicable. To the extent applicable, ensure that any synthetic tranching noted in the electronic Asset Approval Request (or Asset Approval Notice) is appropriately accounted for and stated on the Borrowing Base. Inquire of management regarding any specific synthetic tranching subsequent to initial approval (i.e., due to a modification or revaluation event).

d.
Obtain a list of all positions sold out of the facility since the last audit (or since the Effective Date for the first audit). Confirm if the sale was in line with Section 7.10 (Optional Sales) of the Loan Financing Agreement. Was the Lender notified of the sale, who purchased the position and what was the pricing of the sale? Comment on if sales are detailed in the Monthly Report and attach your analysis as an exhibit to the report.

e.
Document how unsettled sales flow through the Borrowing Base and associated cash reporting. Is the advance rate applied to unsettled trades or do they get full cash credit in the Borrowing Base?

f.
Document each position that has been added to the facility as of the date of your report for which the position has not yet settled. For each position which is greater than forty-five (45) days from the trade date, ask the relevant management or operations department to provide an explanation as to why it has not settled and a copy of the related trade ticket or assignment and assumption agreement. Attach the trade ticket or assignment and assumption agreement as an attachment to the report.

g.
Summarize the process by which financial information on the underlying positions (once received by the Servicer from the underlying borrower) is updated and included in the data tape and included in the borrowing base calculation. Include summary as to how quickly such financial information is updated and provide the average time it takes to update such financial information for the sample items tested above.

2.
Cash Procedures

a.
Obtain a list of Defaulted Collateral Obligations since the Effective Date or the previous audit date, as applicable, and select the 5 largest Collateral Obligations (or all if less than 5) that are classified as such (“Defaulted Obligation”). Inquire of the Servicer and document the status of such obligations and steps the Servicer is taking to maximize recoveries and work out the account. The list from the Servicer shall indicate whether each such obligation is a bi-lateral (between the Borrower and the Obligor) or syndicated transaction, the involvement of the Borrower (sole lender, assignee, participant, agent, etc.) and what position, if any, the Borrower has taken in the relevant steering or creditors’ committees if applicable. For each of the selected Defaulted Obligations, obtain ~~from the Servicer the  market value (as determined by the Servicer in accordance with the Servicing Standard, the  “Market Value”). If such carrying value is Market Value, obtain documentation regarding dealer quotes provided for such market values and reconcile the carrying value for each  Defaulted Obligation to the methodology as prescribed in the definition of “Collateral  Obligation Amount” in the Agreement.~~the Servicer’s (or applicable Affiliate’s) current internal valuation thereof and the applicable supporting valuation reports (including but not limited to third-party valuation reports) and satisfactory evidence of the related valuation on the books and records of the Servicer and/or such Affiliate.
b.
For each of the selected Defaulted Collateral Obligations, confirm that any changes to the Discount Factor were accurately reflected in the MS Excel File and the Monthly Report.
8.
Material Modifications and Revaluation Events

a.
Obtain from the Servicer a list of Collateral Obligations that were restructured or experienced a Material Modification or Revaluation Event during ownership by the Borrower over the past 12 months. For all such Collateral Obligations, obtain and document if and when the Lender was notified. For the 5 (or all if less than 5) largest (in position size) of such Collateral Obligations, in each case, confirm notice of such restructuring, Material Modification or Revaluation Event, as applicable, was provided to the Facility Agent and obtain and document the explanation from the Servicer and note any non-compliance of periodic payments or other material terms in accordance with the terms of such restructuring, Material Modification or Revaluation Event, as applicable, since the occurrence thereof.
b.
Obtain from the Servicer a list of Collateral Obligations that experienced a Revaluation Event during ownership by the Borrower since the transaction closed. For the five largest Revaluation Events that have occurred (or all if less than 5), obtain and document the explanation from the Servicer for the Revaluation Event and note what actions have been taken by the Facility Agent. Confirm the leverage multiple on which the obligation was initially approved into the facility by submitting the Asset Approval Request and recalculate the current leverage multiple for each position.
c.
Confirm that any changes to the Discount Factor due to such Material Modification or other Revaluation Event were accurately reflected in the MS Excel File and the Monthly Report.
d.
For the selected Collateral Obligations that experienced a Revaluation Event, confirm the Original Leverage Multiple and recalculate the current Leverage Multiple.

11.
the Purchase Price of such Collateral Obligation is [ ];
12.
Moody’s Ratings, Fitch Ratings or S&P Ratings, if any;
13.
as of [ ], EBITDA for the prior twelve calendar months of the related Obligor is [ ] ~~[and the following non-cash charges are to be included in  EBITDA: [ ]]~~;
14.
[the EBITDA adjustments are [ ] (whereby the non-cash adjustments included are [ ] and the cash adjustments included are [ ], in each case, as applicable) and the related EBITDA Adjustment Percentage is [ ]%;]
15.
~~14.~~ as of the Cut-Off Date, the outstanding principal balance is [ ], which includes [ ] of deferred or capitalized interest (which deferred or capitalized interest shall be excluded from the calculation of the “Principal Balance” under the Loan Financing Agreement);
16.
~~15.~~ such Collateral Obligation is a[n] [First Lien Loan][FILO Loan][Second Lien Loan][DB Tranched Last Out Loan][DIP Loan][Deferrable Collateral Obligation][Excepted Deferrable Collateral Obligation][Related Collateral Obligation][Participation Interest][Fixed Rate Collateral Obligation][Defaulted Collateral Obligation][Software Loan];
17.
the internal valuation of such Loan by the Servicer (or applicable Affiliate);
18.
~~16.~~ [the requested unavailable items of Obligor Information are [ ].]

After giving effect to the Reinvestment and the Collateral Obligation(s) to be purchased by the Borrower with the Reinvestment Amount, as calculated as of the Reinvestment Date (i) the Advances Outstanding shall not exceed the Facility Amount or the Borrowing Base and (ii) the Foreign Currency Sublimit Compliance Test will be satisfied.

By making the Reinvestment, each of the Borrower and the Servicer represents that the conditions described in Section 6.2 and Section 8.3 of the Loan Financing Agreement have been satisfied with respect to such Reinvestment.

The Borrower agrees that if, prior to the Reinvestment Date, any matter certified by it herein will not be true and correct in all material respects (or, in all respects, if such certification is already qualified by the word(s) “material”, “materially” or “Material Adverse Effect” or other word(s) of similar import) at such time as if then made or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date, it will promptly so notify the Facility Agent (who shall provide notice to each Agent). Except to the extent, if any, that prior to the time of the Reinvestment requested hereby, the Facility Agent shall receive written notice to the contrary from the Borrower, each matter certified by it herein shall be deemed once again to be certified thereby as true and correct in all material respects (or, in all respects, if such certification is already qualified by the word(s) “material”, “materially” or

EXHIBIT C-3

FORM OF ELECTRONIC ASSET APPROVAL REQUEST

DEUTSCHE BANK AG, NEW YORK BRANCH

as Facility Agent

Email: amit.patel@db.com, erica.flor@db.com, christina.flowers@db.com and trinity.walker@db.com, abs.conduits@db.com, lenderfinance_collateralreview@list.db.com

With a copy to:

STATE STREET BANK AND TRUST COMPANY

as Collateral Agent

Email: StructuredTrustandAnalytics@StateStreet.com

Each Agent at the electronic email address set forth in Annex A to the Loan Financing Agreement

, 202

This Electronic Asset Approval Request is delivered to you via email pursuant to Section 6.2(h) of the Loan Financing and Servicing Agreement, dated as of May 5, 2026 (together with all amendments or any other modifications, if any, from time to time made thereto, the “Loan Financing Agreement”), among PGIM PRIVATE CREDIT FUND ABL LLC, a Delaware limited liability company, as Borrower (the “Borrower”), PGIM PRIVATE CREDIT FUND, a Delaware statutory trust, as Servicer and Equityholder, STATE STREET BANK AND TRUST COMPANY, as Collateral Agent and as Collateral Custodian, the Agents and Lenders from time to time parties thereto and DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Loan Financing Agreement.

COLLATERAL OBLIGATION INFORMATION:

Obligor Name Domicile Eligible Currency

Obligor EBITDA (including ~~cash and~~any EBITDA adjustments, whereby the non-cash adjustments included are [ ] and the cash adjustments included are [ ], in each case, as applicable)

EBITDA Adjustment Percentage Collateral Obligation rating

Pledged Amount Purchase Price

Original Leverage Multiple Attaching Leverage Multiple Detaching Leverage Multiple Loan Type (Lien Position)

Moody’s Industry Classification and GICS 3 Industry Classification

Cash Pay Interest Rate (and Cash Interest Payment Frequency) and if a Deferrable Collateral Obligation, Current PIK Interest %

Internal valuation of such Loan by the Servicer (or applicable Affiliate)

BORROWING BASE RELATED INFORMATION:

Advance Rate Discount Factor

OTHER: (describe any conditions to the Eligible Collateral Obligations that are being requested to be added or waived by the Facility Agent, proposed custom Revaluation Events, or any occurrence of a Revaluation Event)

		Outstandin g		Percentage (prior to purchase/sale )	g to Purchase	g to Sell
DEUTSCHE BANK AG, NEW YORK BRANCH	$~~100,000,000~~ 200,000,000	$ Euro GBP CAD AUD	%	%	$ Euro GBP CAD AUD	$ Euro GBP CAD AUD
Total	$~~100,000,000~~ 200,000,000	$ Euro GBP CAD AUD	100%	100%	$ Euro GBP CAD AUD	$ Euro GBP CAD AUD

Such reallocation shall occur on the second Business Day following delivery of this FX Reallocation Notice (or, if this FX Reallocation Notice is delivered to any Lender after 4:00 p.m. in the Applicable Time Zone, on the third Business Day following delivery of this FX Reallocation Notice) or, in each case, such shorter time period as agreed in writing by the Facility Agent and each affected Lender.

DEUTSCHE BANK AG, NEW YORK BRANCH,

as Facility Agent

By: Name:

Title:

By: Name:

Title:

EXHIBIT C-6

FORM OF ELECTRONIC ASSET APPROVAL NOTICE

PGIM PRIVATE CREDIT FUND ABL LLC

Email: richard.gilbert@pgim.com

, 202

This Electronic Asset Approval Notice is delivered to you via email pursuant to Section 6.2(h) of the Loan Financing and Servicing Agreement, dated as of May 5, 2026 (together with all amendments or any other modifications, if any, from time to time made thereto, the “Loan Financing Agreement”), among PGIM PRIVATE CREDIT FUND ABL LLC, a Delaware limited liability company, as Borrower (the “Borrower”), PGIM PRIVATE CREDIT FUND, a Delaware statutory trust, as Servicer and Equityholder, STATE STREET BANK AND TRUST COMPANY, as Collateral Agent and as Collateral Custodian, the Agents and Lenders from time to time parties thereto and DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Loan Financing Agreement.

The Facility Agent hereby approves for acquisition (or incremental pledge, as applicable) the Collateral Obligation referenced below in accordance with the terms and information set forth below:

COLLATERAL OBLIGATION INFORMATION:

Obligor Name Domicile Eligible Currency

Obligor EBITDA (including ~~cash and~~any EBITDA adjustments, whereby the non-cash adjustments included are [ ] and the cash adjustments included are [ ], in each case, as applicable)

EBITDA Adjustment Percentage Collateral Obligation rating Pledged Amount

Purchase Price

Original Leverage Multiple Attaching Leverage Multiple Detaching Leverage Multiple

Loan Type (Lien Position)

Moody’s Industry Classification and GICS 3 Industry Classification (and, as applicable, an indication as to whether the Facility Agent in its sole discretion has otherwise designated such Loan as a Software Loan)

Cash Pay Interest Rate (and Cash Interest Payment Frequency) and if a Deferrable Collateral Obligation, Current PIK Interest %

Internal valuation of such Loan by the Servicer (or applicable Affiliate)

BORROWING BASE RELATED INFORMATION:

Advance Rate Discount Factor

OTHER: (describe any conditions to the Eligible Collateral Obligations that are being requested to be added or waived by the Facility Agent, proposed custom Revaluation Events, or any occurrence of a Revaluation Event)

(xv)
the Pro Rata Percentage of each Lender;
(xvi)
the Foreign Currency Advance Amount (Individual), the Foreign Currency Sublimit (Individual), the Foreign Currency Advance Amount (Aggregate) and the Foreign Currency Advance Amount (Individual);
(xvii)
the aggregate Commitments minus Advances Outstanding;
(xviii)
the Effective Advance Rate;
(xix)
the Maximum Portfolio Advance Rate; and
(xx)
the calculation of the Foreign Currency Sublimit Compliance Test, the results thereof, and a determination as to whether such results satisfy the Foreign Currency Sublimit Compliance Test.
(b)
A list of Collateral Obligations, including, with respect to each Collateral Obligation, the following detailed information:
(i)
the Obligor thereon, its full, legal name and its jurisdiction of organization;
(ii)
the CUSIP or security identifier thereof, if any;
(iii)
the Principal Balance thereof;
(iv)
the Collateral Obligation Amount thereof, the Advance Rate, the Discount Factor and the Leverage Multiple with respect thereto;
(v)
whether such Collateral Obligation is denominated in Dollars, Euros, GBPs, CADs or AUDs;
(vi)
the related interest rate or spread (including details on any currently deferring interest, any interest rate floor and the index referenced by such Collateral Obligation);
(vii)
the stated maturity thereof;
(viii)
the related Moody’s Industry Classification and GICS 3 Industry Classification;
(ix)
the date that the last financial statements for such Obligor were delivered, the date the next financial statements for such Obligor are expected and how often financial statements are delivered for such Obligor;
(x)
an indication as to whether each such Collateral Obligation is one or a combination of an Eligible Collateral Obligation, a First Lien Loan, a FILO Loan, a Second Lien Loan, a DB Tranched Last Out Loan, a Deferrable Collateral Obligation

and/or an Excepted Deferrable Obligation, a DIP Loan, a Related Collateral Obligation, a Participation Interest, a Fixed Rate Collateral Obligation ~~and/or~~, a Defaulted Collateral Obligation and/or a Software Loan;

(xi)
an indication as to whether each such Collateral Obligation is a covenant-lite Loan;
(xii)
the EBITDA of the related Obligor as of the applicable Cut-Off Date and as of the date that the last financial statements for such Obligor were delivered;
(xiii)
the EBITDA Adjustment Percentage as of the applicable Cut-Off Date (for Collateral Obligations with a Cut-Off Date after September 18, 2026) and as of the date that the last financial statements for such Obligor were delivered;
(xiv)
~~(xiii)~~ the date of the last Material Modification, if any, and a brief description thereof;
(xv)
~~(xiv)~~ reserved;
(xvi)
~~(xv)~~ whether a Revaluation Event has occurred with respect to such Collateral Obligation during the relevant Accrual Period or is otherwise outstanding;
(xvii)
~~(xvi)~~ if such Collateral Obligation is a Fixed Rate Collateral Obligation, whether it is required to be hedged under Section 10.6 of the Loan Financing and Servicing Agreement;
(xviii)
~~(xvii)~~ the Moody’s rating, Fitch rating and/or S&P rating, if any; ~~and~~
(xix)
~~(xviii)~~ whether any adjustments to the calculation of the Leverage Multiple have been approved by the Facility Agent with respect to such Collateral Obligation.; and
(xx)
the internal valuation of such Loan by the Servicer (or applicable Affiliate).
(c)
Other Borrower Collateral Information
(i)
whether the Revolving Period has ended;
(ii)
whether a Revaluation Diversion Event has occurred;
(iii)
a schedule showing the balance in the Collection Account on the immediately prior Determination Date (showing also the balance in each of the Principal Collection Account, the Interest Collection Account, the Dollar sub-account, the Euro sub-account, the GBP sub-account, the CAD sub-account and the AUD sub-account), each credit or debit since such date specifying the nature, source, amount and identifying as Principal Collection or Interest Collection, and the ending balance in the Collection Account (showing also the balance in each of the Principal Collection Account, the

SCHEDULE 1

DIVERSITY SCORE CALCULATION

The Diversity Score of any Eligible Collateral Obligation as of any date of determination is calculated as follows:

(a)
An “Issuer Par Amount” is calculated for each Obligor of an Eligible Collateral Obligation, and is equal to the aggregate Principal Balance of all Eligible Collateral Obligations issued by such Obligor.
(b)
An “Average Par Amount” is calculated by summing the Issuer Par Amounts for all Obligors of Eligible Collateral Obligations, and dividing by the number of Obligors of Eligible Collateral Obligations.
(c)
An “Equivalent Unit Score” is calculated for each Obligor, and is equal to the lesser of (x) one and (y) the Issuer Par Amount for such Obligor divided by the Average Par Amount.
(d)
An “Aggregate Industry Equivalent Unit Score” is then calculated for each of the Moody’s industry classification groups, shown on Schedule 2-A, and is equal to the sum of the Equivalent Unit Scores for each Obligor in such industry classification group.
(e)
An “Industry Diversity Score” is then established for each Moody’s industry classification group, shown on Schedule 2-A, by reference to the following table for the related Aggregate Industry Equivalent Unit Score; provided that if any Aggregate Industry Equivalent Unit Score falls between any two such scores, the applicable Industry Diversity Score will be the lower of the two Industry Diversity Scores:

Aggregate Industry Equivalent Unit Score	Industry Diversity Score	Aggregate Industry Equivalent Unit Score	Industry Diversity Score	Aggregate Industry Equivalent Unit Score	Industry Diversity Score	Aggregate Industry Equivalent Unit Score	Industry Diversity Score
0.0000	0.0000	5.0500	2.7000	10.1500	4.0200	15.2500	4.5300
0.0500	0.1000	5.1500	2.7333	10.2500	4.0300	15.3500	4.5400
0.1500	0.2000	5.2500	2.7667	10.3500	4.0400	15.4500	4.5500
0.2500	0.3000	5.3500	2.8000	10.4500	4.0500	15.5500	4.5600
0.3500	0.4000	5.4500	2.8333	10.5500	4.0600	15.6500	4.5700
0.4500	0.5000	5.5500	2.8667	10.6500	4.0700	15.7500	4.5800
0.5500	0.6000	5.6500	2.9000	10.7500	4.0800	15.8500	4.5900
0.6500	0.7000	5.7500	2.9333	10.8500	4.0900	15.9500	4.6000
0.7500	0.8000	5.8500	2.9667	10.9500	4.1000	16.0500	4.6100
0.8500	0.9000	5.9500	3.0000	11.0500	4.1100	16.1500	4.6200
0.9500	1.0000	6.0500	3.0250	11.1500	4.1200	16.2500	4.6300
1.0500	1.0500	6.1500	3.0500	11.2500	4.1300	16.3500	4.6400
1.1500	1.1000	6.2500	3.0750	11.3500	4.1400	16.4500	4.6500
1.2500	1.1500	6.3500	3.1000	11.4500	4.1500	16.5500	4.6600

Aggregate Industry Equivalent Unit Score	Industry Diversity Score	Aggregate Industry Equivalent Unit Score	Industry Diversity Score	Aggregate Industry Equivalent Unit Score	Industry Diversity Score	Aggregate Industry Equivalent Unit Score	Industry Diversity Score
1.3500	1.2000	6.4500	3.1250	11.5500	4.1600	16.6500	4.6700
1.4500	1.2500	6.5500	3.1500	11.6500	4.1700	16.7500	4.6800
1.5500	1.3000	6.6500	3.1750	11.7500	4.1800	16.8500	4.6900
1.6500	1.3500	6.7500	3.2000	11.8500	4.1900	16.9500	4.7000
1.7500	1.4000	6.8500	3.2250	11.9500	4.2000	17.0500	4.7100
1.8500	1.4500	6.9500	3.2500	12.0500	4.2100	17.1500	4.7200
1.9500	1.5000	7.0500	3.2750	12.1500	4.2200	17.2500	4.7300
2.0500	1.5500	7.1500	3.3000	12.2500	4.2300	17.3500	4.7400
2.1500	1.6000	7.2500	3.3250	12.3500	4.2400	17.4500	4.7500
2.2500	1.6500	7.3500	3.3500	12.4500	4.2500	17.5500	4.7600
2.3500	1.7000	7.4500	3.3750	12.5500	4.2600	17.6500	4.7700
2.4500	1.7500	7.5500	3.4000	12.6500	4.2700	17.7500	4.7800
2.5500	1.8000	7.6500	3.4250	12.7500	4.2800	17.8500	4.7900
2.6500	1.8500	7.7500	3.4500	12.8500	4.2900	17.9500	4.8000
2.7500	1.9000	7.8500	3.4750	12.9500	4.3000	18.0500	4.8100
2.8500	1.9500	7.9500	3.5000	13.0500	4.3100	18.1500	4.8200
2.9500	2.0000	8.0500	3.5250	13.1500	4.3200	18.2500	4.8300
3.0500	2.0333	8.1500	3.5500	13.2500	4.3300	18.3500	4.8400
3.1500	2.0667	8.2500	3.5750	13.3500	4.3400	18.4500	4.8500
3.2500	2.1000	8.3500	3.6000	13.4500	4.3500	18.5500	4.8600
3.3500	2.1333	8.4500	3.6250	13.5500	4.3600	18.6500	4.8700
3.4500	2.1667	8.5500	3.6500	13.6500	4.3700	18.7500	4.8800
3.5500	2.2000	8.6500	3.6750	13.7500	4.3800	18.8500	4.8900
3.6500	2.2333	8.7500	3.7000	13.8500	4.3900	18.9500	4.9000
3.7500	2.2667	8.8500	3.7250	13.9500	4.4000	19.0500	4.9100
3.8500	2.3000	8.9500	3.7500	14.0500	4.4100	19.1500	4.9200
3.9500	2.3333	9.0500	3.7750	14.1500	4.4200	19.2500	4.9300
4.0500	2.3667	9.1500	3.8000	14.2500	4.4300	19.3500	4.9400
4.1500	2.4000	9.2500	3.8250	14.3500	4.4400	19.4500	4.9500
4.2500	2.4333	9.3500	3.8500	14.4500	4.4500	19.5500	4.9600
4.3500	2.4667	9.4500	3.8750	14.5500	4.4600	19.6500	4.9700
4.4500	2.5000	9.5500	3.9000	14.6500	4.4700	19.7500	4.9800
4.5500	2.5333	9.6500	3.9250	14.7500	4.4800	19.8500	4.9900
4.6500	2.5667	9.7500	3.9500	14.8500	4.4900	19.9500	5.0000
4.7500	2.6000	9.8500	3.9750	14.9500	4.5000
4.8500	2.6333	9.9500	4.0000	15.0500	4.5100
4.9500	2.6667	10.0500	4.0100	15.1500	4.5200
(f)	The Diversity Score is then calculated by summing each of the Industry Diversity

Scores for each Moody’s industry classification group shown on Schedule 2-A.

For purposes of calculating the Diversity Score, an Obligor and its Affiliates (if any) in the same Moody’s industry classification group shown on Schedule 2-A are deemed to be a single Obligor except as otherwise agreed to by Moody’s.

SCHEDULE 2-A MOODY’S INDUSTRY CLASSIFICATION GROUP LIST

CORP - Aerospace & Defense CORP - Automotive

CORP - Banking, Finance, Insurance & Real Estate CORP - Beverage, Food & Tobacco

CORP - Capital Equipment

CORP - Chemicals, Plastics, & Rubber CORP - Construction & Building CORP - Consumer goods: Durable CORP - Consumer goods: Non-durable CORP - Containers, Packaging & Glass CORP - Energy: Electricity

CORP - Energy: Oil & Gas CORP - Environmental Industries CORP - Forest Products & Paper

CORP - Healthcare & Pharmaceuticals CORP - High Tech Industries

CORP - Hotel, Gaming & Leisure

CORP - Media: Advertising, Printing & Publishing CORP - Media: Broadcasting & Subscription CORP - Media: Diversified & Production

CORP - Metals & Mining CORP - Retail

CORP - Services: Business CORP - Services: Consumer

CORP - Sovereign & Public Finance CORP - Telecommunications

CORP - Transportation: Cargo CORP - Transportation: Consumer CORP - Utilities: Electric

CORP - Utilities: Oil & Gas CORP - Utilities: Water CORP - Wholesale

1

SCHEDULE 2-B

GICS 3 INDUSTRY CLASSIFICATION GROUP LIST

GICS 3 Industries
101010	Energy Equipment & Services
101020	Oil, Gas & Consumable Fuels
151010	Chemicals
151020	Construction Materials
151030	Containers & Packaging
151040	Metals & Mining
151050	Paper & Forest Products
201010	Aerospace & Defense

2

3

201020	Building Products
201030	Construction & Engineering
201040	Electrical Equipment
201050	Industrial Conglomerates
201060	Machinery
201070	Trading Companies & Distributors
202010	Commercial Services & Supplies
202020	Professional Services
203010	Air Freight & Logistics
203020	Passenger Airlines
203030	Marine Transportation
203040	Ground Transportation
203050	Transportation Infrastructure
251010	Automobile Components
251020	Automobiles
252010	Household Durables

4

252020	Leisure Products
252030	Textiles, Apparel & Luxury Goods
253010	Hotels, Restaurants & Leisure
253020	Diversified Consumer Services
255010	Distributors
255030	Broadline Retail
255040	Specialty Retail
301010	Consumer Staples Distribution & Retail
302010	Beverages
302020	Food Products

5

6

302030	Tobacco
303010	Household Products
303020	Personal Care Products
351010	Health Care Equipment & Supplies
351020	Health Care Providers & Services
351030	Health Care Technology
352010	Biotechnology
352020	Pharmaceuticals
352030	Life Sciences Tools & Services
401010	Banks
402010	Financial Services
402020	Consumer Finance
402030	Capital Markets
402040	Mortgage Real Estate Investment Trusts (REITs)
403010	Insurance
451020	IT Services

7

451030	Software
452010	Communications Equipment
452020	Technology Hardware, Storage & Peripherals
452030	Electronic Equipment, Instruments & Components
453010	Semiconductors & Semiconductor Equipment
501010	Diversified Telecommunication Services
501020	Wireless Telecommunication Services
502010	Media
502020	Entertainment
502030	Interactive Media & Services
551010	Electric Utilities
551020	Gas Utilities
551030	Multi-Utilities
551040	Water Utilities
551050	Independent Power and Renewable Electricity Producers
601010	Diversified REITs
601025	Industrial REITs
601030	Hotel & Resort REITs
601040	Office REITs
601050	Health Care REITs
602010	Real Estate Management & Development

8

601060	Residential REITs
601070	Retail REITs
601080	Specialized REITs

9